UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2016

Tobira Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35953	03-0422069
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

701 Gateway Blvd, Suite 300

South San Francisco, CA 94080

(Address of principal executive offices, including zip code)

(650) 741-6625

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 25, 2016, Tobira Therapeutics, Inc. (“Tobira” or “the Company”) issued a press release announcing Clinically and Statistically Significant Improvement in Liver Fibrosis from Phase 2b CENTAUR NASH Trial at One Year. A copy of the Press Release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release titled “Tobira Therapeutics Announces Clinically and Statistically Significant Improvement in Liver Fibrosis from Phase 2b CENTAUR NASH Trial at One Year,” dated July 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tobira Therapeutics, Inc.

By:	/s/ Laurent Fischer, M.D.
Laurent Fischer, M.D.
Chief Executive Officer

Dated: July 25, 2016